SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2008, Thornburg Mortgage, Inc. (the “Company”) and MatlinPatterson Global Opportunities Partners III L.P. and MatlinPatterson Global Opportunities Partners (Cayman) III L.P. (collectively, “MaitlinPatterson”) executed a term sheet (the “Term Sheet”) setting forth the terms of a proposed financing involving the private placement of up to $1.35 billion aggregate principal amount of senior subordinated secured notes due in 2015, with an interest rate of 18%, which shall be adjusted to 12% upon satisfaction of certain conditions (the “Notes”). Purchasers of the Notes will also initially receive detachable warrants to purchase shares of the Company’s common stock, $0.01 par value, (the “Common Stock”), at an exercise price of $0.01 per share (the “Initial Warrants”). In the aggregate these warrants will be equal to approximately 48% of the Company’s then outstanding fully diluted equity. Upon the receipt of approval by the Company’s shareholders to increase the authorized capital stock of the Company, the purchasers of the notes will receive additional warrants to purchase Common Stock (the “Additional Warrants”), in amount such that the aggregate of both the Initial Warrants and Additional Warrants represents approximately 90% of the Company’s then outstanding fully diluted equity. MatlinPatterson has committed to purchase $450 million of the Notes pursuant to the Term Sheet. If the Company and MatlinPatterson do not enter into definitive documents in connection with this proposed financing on or before March 27, 2008, the Company will be obligated to pay MatlinPatterson a termination fee of $18 million, plus expenses.

The proceeds of this proposed offering are intended to satisfy a key contingency of the Override Agreement dated March 17, 2007, which was included as Exhibit 10.1 to the Current Report of Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2008 and incorporated by reference herein, whereby the Company agreed to raise a minimum of net proceeds of $948 million in new capital on or before March 27, 2008.

Also on March 24, 2008, in connection with the Term Sheet, the Company entered into a 7-year prepaid cash-settled agreement with MP TMA LLC and MP TMA (Cayman) LLC (collectively “MP”) (the “Prepaid Agreement”). Pursuant to the Prepaid Agreement, MP will pay the Company $100 million in return for, commencing April 2009, a payment in the amount of the excess of (i) the principal payments on the portfolio of mortgages and other assets constituting collateral (as defined in the Override Agreement) received prior to the maturity of the Prepaid Agreement and mark-to-market valuation of the collateral at the maturity of the Prepaid agreement over the (ii) principal amount of the obligation under the Financing Agreement (as defined in the Override Agreement) relating to such Collateral. The Prepaid Agreement may consist of one or more agreements covering all or portions of the collateral.

The description of the terms and conditions of the Term Sheet and the Prepaid Cash-Settled Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of Term Sheet, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and by reference to the Prepaid Cash-Settled Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of the Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 25, 2008, the Company issued a press release related to the agreements described herein (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

The statements in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstance due to a number of factors, including but not limited to: general economic conditions; ongoing volatility in the mortgage and mortgage-backed securities industry; the company’s ability to complete the capital raise required for the effectiveness of the override agreement; the company’s ability to meet the ongoing conditions of the override agreement; the company’s ability to obtain approval of use of the financial distress exemption from the New York Stock Exchange; the company’s ability to obtain shareholder approval of an increase in authorized shares; market prices for mortgage securities, interest rates, the availability of ARM securities and loans for acquisition and other risk factors discussed in the company’s SEC reports, including its most recent annual report on Form 10-K/A and its Registration Statement on Form S-3 . These forward-looking statements speak only as of the date on which they are made and except as required by law, the company does not intend to update such statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Name of Exhibit
10.1	Term Sheet for Proposed Financing dated March 24, 2008 executed by Thornburg Mortgage Inc., MatlinPatterson Global Opportunities Partners III L.P. and MatlinPatterson Global Opportunities Partners (Cayman) III L.P.

10.2	Prepaid Cash-Settled Agreement dated March 24, 2008 between Thornburg Mortgage, Inc. and MP TMA LLC and MP TMA (Cayman) LLC.

99.1	Press Release of Thornburg Mortgage, Inc. dated March 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: March 25, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
10.1	Term Sheet for Proposed Financing dated March 24, 2008 executed by Thornburg Mortgage Inc., MatlinPatterson Global Opportunities Partners III L.P. and MatlinPatterson Global Opportunities Partners (Cayman) III L.P.

10.2	Prepaid Cash-Settled Agreement dated March 24, 2008 between Thornburg Mortgage, Inc. and MP TMA LLC and MP TMA (Cayman) LLC.

99.1	Press Release of Thornburg Mortgage, Inc. dated March 25, 2008.